                                                                    EXHIBIT 99.5



If nominated or otherwise chosen to be a director of the Company, I hereby consent to being named in the Company's Registration Statement on Form S-1 as an individual who has agreed to serve in such capacity. If chosen to become an officer of the Company, I hereby consent to act as such.


                                            Signature  /s/ Philip Gardner
                                                      --------------------------
Dated:   February 10, 1998